Summary Prospectus

Aberdeen Total Return Bond Fund

(formerly, Artio Total Return Bond Fund)

March 3, 2014, as amended and restated on February 20, 2015

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/AIF. You can also get this information at no cost by e-mailing a request to Investor.Services.US@Aberdeen-Asset.com, calling 866-667-9231 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated March 3, 2014, as supplemented to date, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2013, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: BJBGX  Institutional Class: JBGIX

Objective

The Aberdeen Total Return Bond Fund (the "Total Return Bond Fund" or the "Fund") seeks to provide total return, which consists of two components: (1) changes in the market value of the Fund's portfolio securities (both realized and unrealized appreciation/depreciation) and (2) income received from its portfolio securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Total Return Bond Fund.

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A Shares	Institutional Class Shares
Management Fees	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.10%	0.08%
Total Annual Fund Operating Expenses	0.70%	0.43%
Fee Waiver/Expense Reimbursement	0.01%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[1]	0.69%	0.43%

1  Aberdeen Investment Funds and Aberdeen Asset Management Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 0.69% for Class A shares and 0.44% for Institutional Class shares of the Fund until the earlier of (a) the termination of the Advisory Agreement; or (b) February 28, 2015. This expense limitation excludes certain expenses, including interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business. The Fund is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser; provided, however, that any reimbursements must be paid within not more than three fiscal years after the year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated until the earlier of (a) the termination of the Advisory Agreement; or (b) February 28, 2015.

Example

This Example is intended to help you compare the cost of investing in the Total Return Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Total Return Bond Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$70	$223	$389	$870
Institutional Class shares	$44	$138	$241	$542

Portfolio Turnover

The Total Return Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 265% of the average value of its portfolio.

Principal Strategies

The Total Return Bond Fund seeks to achieve its goal by investing primarily in a diversified portfolio of fixed income securities issued or guaranteed by the U.S. or foreign governments or their agencies, instrumentalities or political subdivisions; supranational entities

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organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), municipalities; and corporations in developed and emerging markets.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, including any fixed income related futures, options, swaps and other instruments as well as borrowings for investment purposes, in investment grade bonds (i.e., fixed income securities).

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Total Return Bond Fund.

The Fund may invest in securities (including tax-exempt securities) issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities ("Municipal Bonds"). The Fund may also invest in bonds issued by corporations in developed and emerging markets. The Fund may invest in restricted securities and private placements including securities issued under Rule 144A and/or Regulation S ("Regulation S Securities").

The Fund will invest less than 25% of its total assets in securities issued by any one foreign government, its agencies, instrumentalities or political subdivisions.

The Fund will not purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer (other than U.S. Government securities).

The Fund normally invests in investment grade fixed income securities rated at the time of purchase "Baa3" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB-" or better by Standard & Poor's Rating Service ("S&P") or a comparable investment grade rating by a nationally recognized statistical rating organization. Although the Fund typically invests in investment grade fixed income securities, it may continue to hold a security that has been downgraded below investment grade (i.e., "junk bonds").

The strategy is primarily focused on U.S. Dollar-denominated securities. However, the Fund may invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities due to fluctuations in currency exchange rates, the Adviser may enter into currency hedges that may decrease or offset any losses from such fluctuations.

The Fund will invest less than 40% of its total assets in any one country other than the United States.

The Fund invests in mortgage-backed and other asset-backed securities, including to be announced ("TBA") instruments and corporate assets such as credit card receivables and automobile loan receivables.

As of October 31, 2013, the Fund had 14.8% of its net assets invested in government sponsored mortgage-backed securities, 6.2% of its net assets in TBAs and an additional 29.9% of its net assets in other asset-backed securities.

The Adviser seeks to provide the appreciation component of total return by selecting debt securities at prices that the Adviser expects to benefit from anticipated changes in economic and market conditions.

In managing the Fund's investments, the Adviser will seek to construct an investment portfolio with a duration of no less than zero years in absolute terms and no more than one year above the portfolio duration of the securities comprising the Barclays US Aggregate Bond Index. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. As of October 31, 2013, the duration of the Barclays US Aggregate Bond Index was 5.4 years.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

To achieve its investment goal the Fund may use derivatives under certain market conditions. As of October 31, 2013, the Fund had 14.4% of its net assets invested in derivatives excluding spot foreign exchange contracts. The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets. The Fund expects that derivative instruments will primarily include the purchase and sale of futures contracts, forward contracts, non-deliverable forwards and swaps (including credit default swaps).

Principal Risks

The Total Return Bond Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments–and therefore, the value of Fund shares–may fluctuate. These changes may occur because of:

•  Active Trading Risk: The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

•  Asset-Backed Securities: Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

•  Credit Risk: Fixed income securities are subject to credit risk, which is the risk that an issuer of a bond may default on its obligation to pay or repay interest and principal. In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected.

•  Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying investment, index or rate. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. Investing in derivatives also requires a specific skill set and may result in losses. Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses. Gains or losses from derivatives can be substantially greater than the derivatives' original cost.

•  Emerging Markets Risk: A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

02  Aberdeen Total Return Bond Fund: Summary Prospectus as of March 3, 2014, as amended and restated on February 20, 2015

•  Foreign Currency Transaction Risk: As foreign securities are usually denominated in foreign currencies, the Fund may employ strategies intended to protect the Fund's portfolio from adverse currency fluctuations. The Fund may also employ strategies intended to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Fund's strategies, if unsuccessful, may decrease the value of the Fund.

•  Foreign Securities Risk: The Fund may invest in foreign securities which lose value because of fluctuations in currency exchange rates and market liquidity, price volatility, uncertain political and legal conditions, lack of reliable financial information and other factors. Foreign securities of certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments. As a result, the Fund's returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country or region. In the event of nationalization, default, debt restructuring, capital controls, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

•  Impact of Large Redemptions and Purchases of Fund Shares: Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle.

•  Interest Rate Risk: The Fund's fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund's net assets. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

•  Leverage Risk: Certain transactions may give rise to a form of leverage. Such transactions may include, among others, loans of securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also cause leveraging risk.

•  Liquidity Risk: Particular investments may be difficult to purchase or sell such as fixed income securities which have not received any credit ratings, below investment grade securities (i.e., "junk bonds") or securities that are not widely held. The Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions, which may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Increased market volatility may adversely affect the liquidity of the Fund's portfolio securities.

•  Mortgage-Related Securities Risk: The Fund may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

•  Municipal Securities Risk: The Fund may invest in municipal bonds which may be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal Bonds have varying levels of sensitivity to changes in interest rates. In general, the price of a Municipal Bond can fall when interest rates rise and can rise when interest rates fall. Interest rate risk is generally lower for shorter-term Municipal Bonds and higher for long term Municipal Bonds. Under certain market conditions, the Adviser may purchase Municipal Bonds that the Adviser perceives are undervalued. Undervalued Municipal Bonds are subject to the same market volatility and principal and interest rate risks described above. Lower quality Municipal Bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower quality Municipal Bonds often fluctuates in response to political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. In the case of tax-exempt Municipal Bonds, if the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt Municipal Bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level, and the security could decline significantly in value. Municipal Bonds are subject to credit or default risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due.

•  Prepayment Risk: The principal amount of the mortgages underlying the Fund's investments in mortgage-related securities may be prepaid, generally when interest rates fall, which may cause the Fund's income to decline.

•  Private Placements and Other Restricted Securities Risk: Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund's level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

If the value of the Fund's investments goes down, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the Prospectus.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not

  Aberdeen Total Return Bond Fund: Summary Prospectus as of March 3, 2014, as amended and restated on February 20, 2015  03 insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Performance

The bar chart and table below can help you evaluate potential risks of the Total Return Bond Fund. The bar chart shows how the Fund's annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of taxes. If the applicable taxes were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 800-387-6977.

Aberdeen Asset Management Inc. ("AAMI" or the "Adviser") became the adviser of the Fund on May 22, 2013. However, the portfolio management team from Artio Global Management LLC, the predecessor adviser to the Fund, was employed by the Adviser as of that date and continues to manage the Fund.

Annual Total Returns–Class A Shares
(Years Ended Dec. 31)

Best Quarter: 5.58%–3rd quarter 2009
Worst Quarter: -3.32%–2nd quarter 2013

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
As of December 31, 2013

	1 Year	5 Years	10 Years
Class A shares (inception date: 7/1/92)–Before Taxes	-2.94%	5.68%	4.88%
Class A shares–After Taxes on Distributions	-4.02%	4.05%	3.20%
Class A shares–After Taxes on Distributions and Sales of Shares	-1.66%	3.93%	3.24%
Institutional Class shares (inception date: 11/17/99)– Before Taxes	-2.72%	5.96%	5.15%
Barclays US Aggregate Bond Index (reflects no deduction for expenses or taxes)	-2.02%	4.44%	4.55%

Investment Adviser

Aberdeen Asset Management Inc. (the "Adviser") serves as the Total Return Bond Fund's investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Donald Quigley	Senior Portfolio Manager	2001	*
Lynn Chen	Senior Portfolio Manager	2002	*

*Includes predecessor adviser

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A Shares

To open an account Additional investment	$1,000 $1,000
To open an IRA account Additional investment	$100 No Minimum
Tax deferred retirement plan other than an IRA Additional investment	$100 No Minimum

Institutional Class Shares

To open an account Additional investment	$1,000,000 No Minimum
To open an IRA account Additional investment	$1,000,000 No Minimum
Tax deferred retirement plan other than an IRA Additional investment	$1,000,000 No Minimum

You may purchase or redeem Fund shares on any day the New York Stock Exchange is open.

Fund shares may be purchased through a broker or other financial intermediary that has a selling or service relationship with the Fund's distributor, Aberdeen Fund Distributors LLC, who is located

04  Aberdeen Total Return Bond Fund: Summary Prospectus as of March 3, 2014, as amended and restated on February 20, 2015 at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. At the Fund's discretion, certain related accounts may be aggregated for purposes of meeting the initial minimum investment requirement or the minimums may be waived.

Fund shares may be redeemed (sold) by contacting your broker or financial intermediary, by calling 866-667-9231 between the hours of 8:00 a.m. and 7:00 p.m. (Central Time) or by writing to Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc., c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021. If you request that the money from your redemption be sent by wire transfer, the Fund deducts a $20 fee from the redemption proceeds for this service.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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